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                                                                  EXHIBIT 10.5.2

                                   FORM OF
                                   -------
                         AMENDMENT NO. 2 TO AMENDED AND
                         ------------------------------
                        RESTATED REGISTRATION AGREEMENT
                        -------------------------------


     THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED REGISTRATION AGREEMENT (this "Amendment") is made and entered into as of July 13, 2000, by and among
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ChipPAC, Inc., a Delaware  corporation and successor by merger to ChipPAC, Inc., a California corporation (the "Company"), QUALCOMM Incorporated, a Delaware
                               -------
corporation ("QUALCOMM") and each of the other persons and entities listed on
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the signature pages hereto, which persons and entities are, effective as of the date hereof, holders of not less than a majority of the Company's Registrable Securities (as defined in the Original Agreement described in this Amendment). This Amendment amends that certain Amended and Restated Registration Agreement dated as of August 5, 1999, as amended by Amendment No. 1 thereto dated June 30, 2000, by and among the Company and each of the other shareholders of the Company listed therein (collectively, the "Original Agreement"). Unless otherwise
                                   ------------------
provided in this Agreement, capitalized terms used herein shall have the meanings set forth in the Original Agreement.

     WHEREAS, the Company and QUALCOMM are parties to that certain Class A
Common Stock Purchase Agreement dated as of July 13, 2000 (the "QUALCOMM
                                                                --------
Purchase Agreement"); and
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     WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the QUALCOMM Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. The second sentence of the first introductory paragraph of the Original Agreement is hereby amended and restated in its entirety to read as follows:

     The Hyundai Shareholders, the Bain Shareholders, the SXI Shareholders, Intel, CSFB, Sankaty, Sapphire and QUALCOMM are collectively referred to herein as the "Shareholders," and each as a "Shareholder."
        ------------                  -----------

     2. Section 1(a) of the Original Agreement is hereby amended by adding the following sentence at the end of Section 1(a).

     "The holders of a majority of the QUALCOMM Registrable Securities may request registration under the Securities Act of all or part of the QUALCOMM Registrable Securities pursuant to a Long-Form Registration or a Short-Form Registration under the circumstances and as set forth in paragraph 1(j) below."
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          3.       The Original Agreement is hereby amended by adding the
following Section 1(j).

          "(j)     QUALCOMM Demand Registration Rights.  At any time after the
                   -----------------------------------
          Company's Common Stock is publicly traded on any national securities exchange or quoted as a NASDAQ "National Market Security" and prior to the seventh anniversary of the closing of the transactions contemplated by the QUALCOMM Purchase Agreement, the holders of a majority of the QUALCOMM Registrable Securities will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses (the "QUALCOMM Demand Registration"); provided
                                      ----------------------------    --------
          that the Company will not be obligated to effect such QUALCOMM Demand Registration unless the holders of the QUALCOMM Registrable Securities request to include at least 50% of the QUALCOMM Registrable Securities. The QUALCOMM Demand Registration will be a Short-Form Registration if the Company is permitted to use any applicable short form. A registration shall not count as QUALCOMM's one permitted QUALCOMM Demand Registration until it has become effective (unless such registration has not become effective due solely to the fault of the holders requesting such registration) and unless the holders of QUALCOMM Registrable Securities are able to register and sell at least 75% of the QUALCOMM Registrable Securities requested to be included in such registration; provided, however, that the holders of QUALCOMM
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          Registrable Securities shall not be entitled to request more than one such registration in any six month period even if the previous registration did not count as QUALCOMM's one permitted QUALCOMM Demand Registration. Nevertheless, the Company shall pay all Registration Expenses in connection with any registration that was initiated as a QUALCOMM Demand Registration whether or not it has become effective and whether or not such registration has counted as QUALCOMM's one permitted QUALCOMM Demand Registration."

          4. Section 1(f) of the Original Agreement is hereby amended and restated as follows:

          "(f)     Priority on Demand Registrations.  The Company will not
                   --------------------------------
          include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of (i) the holders of a majority of the Registrable Securities included in such registration, in the case of any Demand Registration other than a Hyundai Demand Registration, an Intel Demand Registration or a QUALCOMM Demand Registration, (ii) the holders of a majority of the Hyundai Registrable Securities in the case of a Hyundai Demand Registration, (iii) the holders of a majority of the Intel Registrable Securities in the case of an Intel Demand Registration and (iv) the holders of a majority of the QUALCOMM Registrable Securities in the case of a QUALCOMM Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if

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          any, which can be sold therein without adversely affecting the marketability of the offering, (i) in the case of any Demand Registration other than a Hyundai Demand Registration, an Intel Demand Registration or a QUALCOMM Demand Registration, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, (ii) in the case of a Hyundai Demand Registration, the Company will include in such registration (A) first, the securities the holders of the Hyundai Registrable Securities propose to sell, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, (B) second, the Registrable Securities requested to be included in such registration by the other holders of Registrable Securities, pro rata among such other holders on the basis of the number of shares of Registrable Securities owned by each such holder and (C) third, other securities requested to be included in such registration, (iii) in the case of an Intel Demand Registration, the Company will include in such registration (A) first, the securities the holders of the Intel Registrable Securities propose to sell, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, (B) second, the Registrable Securities requested to be included in such registration by the other holders of Registrable Securities, pro rata among such other holders on the basis of the number of shares of Registrable Securities owned by each such holder and (C) third, other securities requested to be included in such registration and (iv) in the case of a QUALCOMM Demand Registration, the Company will include in such registration (A) first, the securities the holders of the QUALCOMM Registrable Securities propose to sell, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, (B) second, the Registrable Securities requested to be included in such registration by the other holders of Registrable Securities, pro rata among such other holders on the basis of the number of shares of Registrable Securities owned by each such holder and (C) third, other securities requested to be included in such registration."

          5. Section 1(h) of the Original Agreement is hereby amended and restated as follows:

          "(h)      Selection of Underwriters.  The holders of a majority of the
                    -------------------------
          Bain Registrable Securities and the holders of a majority of the SXI Registrable Securities included in any Demand Registration (other than a Hyundai Demand Registration, an Intel Demand Registration or a QUALCOMM Demand Registration) will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which will not be unreasonably withheld. The Company will have the right to select the investment banker(s) and manager(s) to administer any Hyundai Demand Registration,

                                      -3-
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          subject to the approval of a majority of the Hyundai
          Registrable Securities included in any Hyundai Demand Registration, which will not be unreasonably withheld. The Company will have the right to select the investment banker(s) and manager(s) to administer any Intel Demand Registration, subject to the approval of a majority of the Intel Registrable Securities included in any Intel Demand Registration, which will not be unreasonably withheld. The Company will have the right to select the investment banker(s) and manager(s) to administer any QUALCOMM Demand Registration, subject to the approval of a majority of the QUALCOMM Registrable Securities included in any QUALCOMM Demand Registration, which will not be unreasonably withheld."

          6. The following clause is added to the end of the only sentence of Section 3(a) of the Original Agreement (immediately before the period):

          "; provided that with respect to QUALCOMM, the agreement contained in this Section 3(a) shall only apply with respect to the Company's Initial Public Offering"

          7. Section 9 of the Original Agreement is hereby amended by adding the following definitions:

          "QUALCOMM Registrable Securities" means (i) any shares of Common Stock
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issued to QUALCOMM pursuant to the QUALCOMM Purchase Agreement, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock or other equity securities of the Company that would otherwise constitute QUALCOMM Registrable Securities shall not be considered QUALCOMM Registrable Securities (and thus, not Registrable Securities) if the holder thereof can sell, in any three (3) month period, all of such holder's shares or securities, as applicable, without registration pursuant to Rule 144 under the Securities Act. As to any particular shares constituting QUALCOMM Registrable Securities, such shares will cease to be QUALCOMM Registrable Securities when they have been
(x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          8.      The definition of "Registrable Securities" set forth in
Section 9 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          "Registrable Securities" means collectively the Hyundai Registrable
           ----------------------
Securities, the Intel Registrable Securities, the Bain Registrable Securities, the SXI Registrable Securities,

                                      -4-
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the Financing Source Registrable Securities, the Sapphire Registrable Securities
and the QUALCOMM Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          9.      Effectiveness.  From and after the date of this Agreement, the
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holders of QUALCOMM Registrable Securities shall be a party to the Original
Agreement, as amended hereby, and shall have all of the rights and be subject to all of the duties as a holder of QUALCOMM Registrable Securities. Except as otherwise set forth in this Amendment, the terms of the Original Agreement shall remain in full force and effect and shall remain unchanged.

          10.     Integration.  Any reference in the Original Agreement to the
                  -----------
term "Agreement" is deemed to refer to both the Original Agreement as well as the Original Agreement, as amended by this Amendment.

          11.     Miscellaneous.
                  -------------

          (a)     No Inconsistent Agreements. The Company will not hereafter
                  --------------------------
enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b)     Adjustments Affecting Registrable Securities. The Company will
                  --------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c)     Remedies.  The parties hereto agree and acknowledge that money
                  --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          (d)     Amendments and Waivers. Except as otherwise provided herein,
                  ----------------------
the provisions of this Amendment may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; but if such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated.

          (e)     Successors and Assigns. This Amendment will be binding upon
                  ----------------------
and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions

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of this Amendment that are for the benefit of the holders of Registrable
Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

          (f)     Severability. Whenever possible, each provision of this
                  ------------
Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Amendment will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (g)     Counterparts. This Amendment may be executed simultaneously in
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two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

          (h)     Descriptive Headings. The descriptive headings of this
                  --------------------
Amendment are inserted for convenience only and do not constitute a part of this Amendment.

          (i)     Governing Law. All issues concerning the enforceability,
                  -------------
validity and binding effect of this Amendment will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of California.

          (j)     Notices. All notices, demands or other communications to be
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given or delivered under or by reason of the provisions of this Amendment will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications shall be sent to the addresses listed in the Original Agreement, the addresses indicated below or, if no address is so indicated for any particular Shareholder, at the address listed in the Company's records:

          If to QUALCOMM:
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          QUALCOMM Incorporated
          5775 Morehouse Drive
          San Diego, CA  92121
          Attn:  General Counsel

          With a copy to:
          --------------

          Cooley Godward LLP
          4365 Executive Drive, Suite 1100

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          San Diego, CA 92121-2128
          Attn:  Thomas A. Coll

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                 *  *  *  *  *

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          IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to
Amended and Restated Registration Agreement on the day and year first above written.


                              CHIPPAC, INC.


                              By:____

                              Its:___


                              QUALCOMM:

                              QUALCOMM INCORPORATED


                              By:____

                              Its:___



                              THE BAIN SHAREHOLDERS:

                              BAIN CAPITAL FUND VI, L.P.

                              By:   Bain Capital Partners VI, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors, Inc.
                              Its:  General Partner

                              By:___
                                    A Managing Director


                              BCIP ASSOCIATES II


                              By:___
                                    A General Partner

                              BCIP ASSOCIATES II-B


                              By:___
                                    A General Partner


                              BCIP ASSOCIATES II-C


                              By:___
                                    A General Partner


                              BCIP TRUST ASSOCIATES II

                              By:   Bain Capital, Inc.
                              Its:  General Partner


                              By:___
                                    A Managing Director


                              BCIP TRUST ASSOCIATES II-B

                              By:   Bain Capital, Inc.
                              Its:  General Partner


                              By:___
                                    A Managing Director


                              PEP INVESTMENTS PTY., LTD.


                              By:____

                              Its:___


                              RANDOLPH STREET PARTNERS II


                              By:___
                                    A General Partner
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                              SXI GROUP LLC


                              By:____

                              Its:___